Defined Asset Funds

Select Ten
Portfolio

Sometimes, simple strategies
          can be the most effective...

Merrill Lynch

like the strategy applied in our Select Ten Portfolio . . .


Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(1) (DJIA) looks for equity value by investing in established companies whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

_______________
(1) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average", is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

The Select Ten Portfolio

The Select Ten Portfolio employs a simple strategy of investing in the ten highest dividend-yielding stocks in the DJIA, and holding them for about one year. After one year, you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, or you can redeem your investment. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio.

We've also included returns for the most recently completed Portfolio of each
Series:

Series from Inception                Most Recently
through 3/31/97                      Completed Portfolio
---------------------                -------------------

             Inception     Return          Period            Return

A Series      1/3/92       15.12%      1/18/96-2/28/97       31.27%

B Series      5/17/91      16.24%      5/10/95-6/28/96       25.75%

C Series      9/1/92       18.87%      9/12/95-10/31/96      30.30%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different from that of the Series Since Inception.

A Time Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks over various period to see how it compared to the DJIA and the S&P 500.* The chart directly below illustrates past performance of the Strategy Stocks, but not any actual Select Ten Portfolio. While there is no guarantee of future results of any Portfolio, as you can see the results are compelling.

Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease.

Time in the Market

Average Annual Total Returns for periods ending 12/11/96, Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

                 3 year     5 year    10 year    15 year    20 year    25 year

Strategy Stocks 21.96%     20.05%     17.62%     20.48%     17.41%     18.08%

DJIA*           22.57%     18.20%     16.49%     18.27%     14.27%     12.76%

S&P 500*        19.44%     15.07%     15.20%     16.37%     14.33%     12.35%

[A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1972 through 3/31/97", compares the cumulative annual performance from 1972 through 1996 between the Strategy Stocks (blue), the DJIA (pink), and the S&P 500 (green). A box in the upper left quadrant indicates the components of the chart. The y axis reflects years in 1 year increments. The initial value of each is $10,000; the ending values are as follows: $659,215 (Strategy Stocks); $206,721 (DJIA); $188,717 (S&P 500).]


The charts above compare hypothetical performance of the Select Ten Strategy Stocks with the actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commission expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have underperformed the DJIA in 11 of the last 25 years and the S&P 500 Index in 10 out of the last 25 years, and there can be no assurance that any Portfolio will outperform the DJIA. Portfolio performance will also differ from Strategy Stocks because Portfolios are established and are dated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.
For a more complete discussion of Strategy Stock and Portfolio performance, please speak to your financial professional.

Act Now

You can get started with the Select Ten Strategy right now with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including all sales charges and expenses. Be sure to read the prospectus carefully before you invest.



YES! I would like more information on the Select Ten DJIA Portfolio from Defined Asset Funds.



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15360NI-4/97
Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.